SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 26, 1999 PROSPECTUS Effective August 2, 1999, the following information replaces similar information found in the "Fund Management" section on page 25.
David Felman is vice president and manager of Mid-Cap Stock Fund. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.